Exhibit 99.1

SuRo Capital Corp. Reports Second Quarter 2023 Financial Results

Net Asset Value of $7.35 Per Share as of June 30, 2023

Board of Directors Authorizes $5 Million Increase to Share Repurchase Program to Aggregate $60 Million

NEW YORK, NY, August 9, 2023 (GLOBE NEWSWIRE) – SuRo Capital Corp. (“SuRo Capital”, the “Company”, “we”, “us”, and “our”) (Nasdaq: SSSS) today announced its financial results for the quarter ended June 30, 2023. Net assets totaled approximately $186.7 million, or $7.35 per share, at June 30, 2023 as compared to $7.59 per share at March 31, 2023 and $9.24 per share at June 30, 2022.

"The last four months have been amongst the most active periods SuRo Capital has experienced in the last couple of years. We made five investments, three in new portfolio companies and two in follow-on investments. Additionally, we have had one of our SPAC investments close its previously announced transaction and two announce definitive agreements. On July 19, 2023, Colombier Acquisition Corp., a SPAC in which we own Class B units and Class W units, announced it successfully closed its business combination with PSQ Holdings, Inc., and began trading on the New York Stock Exchange under the ticker ‘PSQH.’ Additionally, subsequent to quarter-end, AltC Acquisition Corp. and Churchill Capital Corp VII, two SPACs in which we own sponsor equity, announced they signed definitive merger agreements," said Mark Klein, Chairman, and Chief Executive Officer of SuRo Capital.

Mr. Klein continued, “In light of improving market conditions and early signs of recovery in the private markets, we were able to execute on two secondary opportunities at compelling prices. During the second quarter, we added one new portfolio company through a $10.0 million secondary investment in ServiceTitan, Inc., a software business for home and commercial trades. Subsequent to quarter-end, we added two new portfolio companies through a $5.8 million secondary investment in FourKites, Inc., a supply chain visibility software company and a $1.0 million primary investment in Stake Trade, Inc., a sports betting exchange doing business as Prophet Exchange, through SuRo Capital Sports, LLC. Looking ahead, we believe the combination of being strategically opportunistic during times of volatility, along with over $100.0 million of investable capital as of quarter-end, will allow us to seize unique opportunities with high potential returns.”

Mr. Klein concluded, “As we have consistently demonstrated, SuRo Capital is committed to initiatives that enhance shareholder value. Accordingly, as announced in the first quarter and executed during the second quarter, we completed our recent Modified Dutch Auction Tender Offer, which we believe was an efficient and accretive deployment of capital. The Modified Dutch Auction Tender Offer resulted in the purchase of 3.0 million shares of common stock for $4.50 per share. Additionally, on August 7, 2023, our Board of Directors authorized a $5.0 million expansion of the Share Repurchase Program to $60.0 million and an extension of the Share Repurchase Program through October 31st, 2024. As of today, SuRo Capital has approximately $21.4 million available under its Share Repurchase Program. We remain highly focused on balancing our remaining capital between these repurchases and new investment opportunities.”

Investment Portfolio as of June 30, 2023

At June 30, 2023, SuRo Capital held positions in 37 portfolio companies – 33 privately held and 4 publicly held – with an aggregate fair value of approximately $160.3 million, excluding short-term US treasuries. The Company’s top five portfolio company investments accounted for approximately 51% of the total portfolio at fair value as of June 30, 2023.

Top Five Investments as of June 30, 2023

Portfolio Company ($ in millions)	Cost Basis	Fair Value	% of Total Portfolio
Learneo, Inc. (f/k/a Course Hero, Inc.)	$15.0	$32.5	20.3%
Colombier Sponsor LLC	2.7	17.2	10.7
Blink Health, Inc.	15.0	11.7	7.3
Stormwind, LLC	6.4	10.6	6.6
Locus Robotics Corp.	10.0	10.0	6.2
Total	$49.1	$82.0	51.2%

Note: Total may not sum due to rounding.

Second Quarter 2023 Investment Portfolio Activity

During the three months ended June 30, 2023, SuRo Capital made the following new and follow-on investments, excluding short-term US treasuries:

Portfolio Company	Investment	Transaction Date	Amount
PayJoy, Inc.	Simple Agreement for Future Equity (SAFE)	5/25/2023	$0.5 million
ServiceTitan, Inc.	Common Shares	6/30/2023	$10.0 million

During the three months ended June 30, 2023, SuRo Capital exited or received proceeds from the following investments, excluding short-term US treasuries:

Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Loss
Nextdoor Holdings, Inc.(2)	Various	950,000	$3.05	$2.9 million	$(2.4 million)
Ozy Media, Inc.(3)	5/4/2023	N/A	N/A	$-	$(10.9 million)
Residential Homes For Rent, LLC (d/b/a Second Avenue)(4)	Various	N/A	N/A	$0.3 million	$-
True Global Ventures 4 Plus Pte Ltd	6/30/2023	N/A	N/A	$0.3 million	$-

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of June 30, 2023, SuRo Capital held 852,416 remaining Nextdoor Holdings, Inc. public common shares.
(3)	On May 4, 2023, SuRo Capital abandoned its investment in Ozy Media, Inc.
(4)	During the three months ended June 30, 2023, approximately $0.3 million was received from Residential Homes For Rent, LLC (d/b/a Second Avenue) related to the 15% term loan due December 23, 2023. Of the proceeds received, approximately $0.3 million repaid a portion of the outstanding principal and the remaining was attributed to interest.

Subsequent to quarter-end through August 8, 2023, SuRo Capital made the following new and follow-on investments, excluding short-term US treasuries:

Portfolio Company	Investment	Transaction Date	Amount
FourKites, Inc.	Common Shares	Various	$5.8 million
Shogun Enterprises, Inc. (d/b/a Hearth)	Series B-4 Preferred	7/12/2023	$0.5 million
Stake Trade, Inc. (d/b/a Prophet Exchange)(1)	Simple Agreement for Future Equity (SAFE)	7/26/2023	$1.0 million

(1)	Investment made through SuRo Capital Sports, LLC.

Subsequent to quarter-end through August 8, 2023, SuRo Capital exited or received proceeds from the following investments, excluding short-term US treasuries:

Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Loss
Nextdoor Holdings, Inc.(2)	Various	589,996	$3.09	$1.8 million	$(1.4 million)
Residential Homes For Rent, LLC (d/b/a Second Avenue)(3)	7/24/2023	N/A	N/A	$0.1 million	$-

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of August 9, 2023, SuRo Capital held 262,420 remaining Nextdoor Holdings, Inc. public common shares.
(3)	Subsequent to June 30, 2023, $0.1 million was received from Residential Homes for Rent, LLC (d/b/a Second Avenue) related to the 15% term loan due December 23, 2023. Of the proceeds received, $0.1 million repaid a portion of the outstanding principal and the remaining proceeds were attributed to interest.

Second Quarter 2023 Financial Results

	Quarter Ended June 30, 2023		Quarter Ended June 30, 2022
	$ in millions	per share(1)	$ in millions	per share(1)
Net investment loss	$(3.8)	$(0.15)	$(3.8)	$(0.12)

Net realized loss on investments	(13.3)	(0.51)	(2.0)	(0.06)

Net change in unrealized appreciation/(depreciation) of investments	1.5	0.06	(88.6)	(2.89)

Net change in net assets resulting from operations – basic(2)	$(15.6)	$(0.60)	$(94.3)	$(3.07)

Repurchase of common stock	(13.5)	0.33	(6.9)	0.07

Stock-based compensation	0.8	0.03	0.7	0.02

Decrease in net asset value(2)	$(28.4)	$(0.24)	$(100.5)	$(2.98)

(1)	Based on weighted-average number of shares outstanding for the relevant period.
(2)	Totals may not sum due to rounding.

Weighted-average common basic shares outstanding were approximately 26.0 million and 30.6 million for the quarters ended June 30, 2023, and 2022, respectively. As of June 30, 2023, there were 25,398,640 shares of the Company’s common stock outstanding.

SuRo Capital’s liquid assets were approximately $112.0 million as of June 30, 2023, consisting of cash, short-term US treasuries, and securities of publicly traded portfolio companies not subject to lock-up restrictions at quarter-end.

Modified Dutch Auction Tender Offer

On March 17, 2023, SuRo Capital’s Board of Directors authorized a Modified Dutch Auction Tender Offer (“Tender Offer”) to purchase up to 3.0 million shares of the Company’s common stock at a price per share between $3.00 and $4.50, using available cash. In accordance with the Tender Offer, on April 21, 2023, the Company repurchased 3,000,000 shares at a price of $4.50 per share, representing 10.6% of its then outstanding shares. The per share purchase price of properly tendered shares represents 60.9% of net asset value per share as of December 31, 2022.

Share Repurchase Program

On August 7, 2023, the Company’s Board of Directors authorized an extension of, and a $5.0 million increase in the amount of shares that may be repurchased under, the Company's discretionary Share Repurchase Program until the earlier of (i) October 31, 2024 or (ii) the repurchase of $60.0 million in aggregate amount of the Company's common stock. The dollar value of shares that may yet be purchased by the Company under the Share Repurchase Program is approximately $21.4 million.

Since inception of the Share Repurchase Program in August 2017, SuRo Capital has repurchased over 5.8 million shares of its common stock for an aggregate purchase price of approximately $38.6 million.

Under the Share Repurchase Program, the Company may repurchase its outstanding common stock in the open market provided it complies with the prohibitions under its insider trading policies and procedures and the applicable provisions of the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended.

Conference Call and Webcast

Management will hold a conference call and webcast for investors at 2:00 p.m. PT (5:00 p.m. ET). The conference call access number for U.S. participants is 866-580-3963, and the conference call access number for participants outside the U.S. is +1 786-697-3501. The conference ID number for both access numbers is 7746181. Additionally, interested parties can listen to a live webcast of the call from the "Investor Relations" section of SuRo Capital’s website at www.surocap.com. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on August 16, 2023 by dialing 866-583-1035 (U.S.) or +44 (0) 20 3451 9993 (International) and using conference ID number 7746181.

Forward-Looking Statements

Statements included herein, including statements regarding SuRo Capital's beliefs, expectations, intentions, or strategies for the future, may constitute "forward-looking statements". SuRo Capital cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause SuRo Capital's actual results to differ from management's current expectations are contained in SuRo Capital's filings with the Securities and Exchange Commission. SuRo Capital undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this press release.

About SuRo Capital Corp.

SuRo Capital Corp. (Nasdaq: SSSS) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. The fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. SuRo Capital is headquartered in New York, NY and has offices in San Francisco, CA. Connect with the company on Twitter, LinkedIn, and at www.surocap.com.

Contact

SuRo Capital Corp.

(212) 931-6331

IR@surocap.com

SURO CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

	June 30, 2023	December 31, 2022
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $159,012,912 and $155,103,810, respectively)	$120,620,316	$130,901,546
Non-controlled/affiliate investments (cost of $30,195,780 and $41,140,804, respectively)	11,546,197	12,591,162
Controlled investments (cost of $19,883,894 and $19,883,894, respectively)	28,116,633	13,695,870
Total Portfolio Investments	160,283,146	157,188,578
Investments in U.S. Treasury bills (cost of $75,478,668 and $84,999,598, respectively)	75,895,534	85,056,817
Total Investments (cost of $284,571,254 and $301,128,106, respectively)	236,178,680	242,245,395
Cash	24,542,729	40,117,598
Proceeds receivable	664,470	—
Escrow proceeds receivable	375,965	628,332
Interest and dividends receivable	119,548	138,766
Deferred financing costs	590,430	555,761
Prepaid expenses and other assets(1)	485,171	727,006
Total Assets	262,956,993	284,412,858
LIABILITIES
Accounts payable and accrued expenses(1)	2,511,200	708,827
Dividends payable	188,357	296,170
6.00% Notes due December 30, 2026(2)	73,564,712	73,387,159
Total Liabilities	76,264,269	74,392,156

Net Assets	$186,692,724	$210,020,702
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 25,398,640 and 28,429,499 issued and outstanding, respectively)	$253,986	$284,295
Paid-in capital in excess of par	318,605,100	330,899,254
Accumulated net investment loss	(72,859,710)	(64,832,605)
Accumulated net realized gain/(loss) on investments, net of distributions	(10,528,391)	2,552,465
Accumulated net unrealized appreciation/(depreciation) of investments	(48,778,261)	(58,882,707)
Net Assets	$186,692,724	$210,020,702
Net Asset Value Per Share	$7.35	$7.39

(1)	This balance includes a right of use asset and corresponding operating lease liability, respectively.

(2)	As of June 30, 2023, the 6.00% Notes due December 30, 2026 (effective interest rate of 6.53%) had a face value $75,000,000. As of December 31, 2022, the 6.00% Notes due December 30, 2026 (effective interest rate of 6.53%) had a face value $75,000,00

SURO CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income	$40,394	$149,282	$89,869	$311,737
Dividend income	63,145	191,349	126,290	321,994
Controlled investments:
Interest income	318,425	550,000	554,425	840,000
Interest income from U.S. Treasury bills	950,254	—	1,900,716	—
Total Investment Income	1,372,218	890,631	2,671,300	1,473,731
OPERATING EXPENSES
Compensation expense	2,117,872	1,759,261	4,254,626	3,619,963
Directors’ fees	161,661	191,829	322,226	352,394
Professional fees	916,579	1,078,459	1,907,413	2,351,172
Interest expense	1,214,267	1,226,767	2,427,553	2,427,553
Income tax expense	90,826	5,691	620,606	7,741
Other expenses	676,353	439,512	1,165,981	750,501
Total Operating Expenses	5,177,558	4,701,519	10,698,405	9,509,324
Net Investment Loss	(3,805,340)	(3,810,888)	(8,027,105)	(8,035,593)
Realized Gain/(Loss) on Investments:
Non-controlled/non-affiliated investments	(2,325,175)	(1,895,846)	(2,135,832)	1,200,429
Non-controlled/affiliate investments	(10,945,024)	(70,379)	(10,945,024)	(70,379)
Net Realized Gain/(Loss) on Investments	(13,270,199)	(1,966,225)	(13,080,856)	1,130,050
Change in Unrealized Appreciation/(Depreciation) of Investments:
Non-controlled/non-affiliated investments	(12,152,800)	(88,620,056)	(14,216,377)	(66,876,069)
Non-controlled/affiliate investments	11,220,424	(72,519)	9,900,060	(361,621)
Controlled investments	2,387,891	130,000	14,420,763	260,000
Net Change in Unrealized Appreciation/(Depreciation) of Investments	1,455,515	(88,562,575)	10,104,446	(66,977,690)
Net Change in Net Assets Resulting from Operations	$(15,620,024)	$(94,339,688)	$(11,003,515)	$(73,883,233)
Net Change in Net Assets Resulting from Operations per Common Share:
Basic	$(0.60)	$(3.08)	$(0.41)	$(2.39)
Diluted(1)	$(0.60)	$(3.08)	$(0.41)	$(2.39)
Weighted-Average Common Shares Outstanding
Basic	25,952,447	30,633,878	27,158,786	30,929,321
Diluted(1)	25,952,447	30,633,878	27,158,786	30,929,321

(1)            For the three months ended June 30, 2023 and June 30, 2022, there were no potentially dilutive securities outstanding.

SURO CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Per Basic Share Data
Net asset value at beginning of the year	$7.59	$12.22	$7.39	$11.72
Net investment loss(1)	(0.15)	(0.12)	(0.30)	(0.26)
Net realized gain/(loss) on investments(1)	(0.51)	(0.06)	(0.48)	0.04
Net change in unrealized appreciation/(depreciation) of investments(1)	0.06	(2.89)	0.37	(2.17)
Dividends declared	—	—	—	(0.11)
Issuance of common stock from public offering(1)	—	—	—	0.01
Repurchase of common stock(1)	0.33	0.07	0.33	(0.01)
Stock-based compensation(1)	0.03	0.02	0.04	0.02
Net asset value at end of period	$7.35	$9.24	$7.35	$9.24
Per share market value at end of period	$3.20	$6.40	$3.20	$6.40
Total return based on market value(2)	(11.60)%	(25.84)%	(15.79)%	(49.14)%
Total return based on net asset value(2)	(3.16)%	(24.39)%	(0.54)%	(20.22)%
Shares outstanding at end of period	25,398,640	30,325,187	25,398,640	30,325,187
Ratios/Supplemental Data:
Net assets at end of period	$186,692,724	$280,172,472	$186,692,724	$280,172,472
Average net assets	$205,097,855	$378,428,728	$207,210,870	$371,249,600
Ratio of net operating expenses to average net assets(3)	10.13%	4.24%	10.41%	4.80%
Ratio of net investment loss to average net assets(3)	(7.44)%	(3.48)%	(7.81)%	(4.18)%
Portfolio Turnover Ratio	2.09%	1.57%	3.89%	2.05%

(1)	Based on weighted-average number of shares outstanding for the relevant period.
(2)	Total return based on market value is based upon the change in market price per share between the opening and ending market values per share in the period, adjusted for dividends and equity issuances. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period, adjusted for dividends and equity issuances.
(3)	Financial highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.